Exhibit 99.1

Elephant Talk Communications Announces the Appointment of Robert H. Turner as Executive Chairman; Names ETNA President Tim Payne as Interim CEO

- Robert H. Turner, Former Executive at AT&T and BellSouth Communications, Inc., Brings 40-Years of Global
Telecom and Communications Technology Leadership to Company to Drive Growth and Expansion -

NEW YORK CITY, NY — November 17, 2015 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (ET Software DNA® 2.0) platforms and cyber security solutions, today announced that the Company has appointed Robert H. Turner (“Hal Turner”) as Executive Chairman and Tim Payne, the current President of Elephant Talk North America (“ETNA”), as interim CEO. Together, both appointees will be responsible for managing and growing Elephant Talk’s global operations. Mr. Steven van der Velden has stepped down as Chairman, CEO and a director of the Company.

Mr. Turner brings over 40 years of international C-level global telecom and communications technology experience to Elephant Talk gained through a career leading and servicing major Tier 1, 2, and 3, incumbent and competitive (MVNO/CLEC/ISP/Cable) wireless and wired operators. Mr. Turner’s expertise includes decades of P&L leadership, M&A, joint ventures, strategic alliances and global partnerships gained through a career including Senior Sales and Marketing roles at AT&T, President and Chief Operating Officer of BellSouth Communications, Inc. (now AT&T) and serving as Chairman, CEO and President of several international voice and data services/networking companies including PTT Telecom Netherlands US, Inc. (now KPN), TeleZone, Inc. (Toronto, Canada) and Davnet Limited (Sydney, Australia).

"On behalf of the Board and the entire management team at Elephant Talk, we are excited to welcome Hal Turner to the Company. We believe he has the ideal mix of business strategy, global management and technology expertise that is needed to advance our industry-leading solutions and add to our growing global customer base that includes Tier 1 customers in the US, Brazil, Europe and the Middle East,” said Mr. Carl Stevens, Member of the Board. “Supported by a dedicated and focused team along with technology that is delivering the highest performance and most reliable services in the industry, Hal will play a vital role in further scaling-up the organization while managing its growth and cost structure ensuring we deliver value for our shareholders.”

“This is an exciting time to be joining a company like Elephant Talk which has created and delivered remarkable technology solutions to MNOs and MVNOs. Elephant Talk’s products are at the leading edge of performance and reliability, leveraging technologies such as SDN, NFV and the cloud to overcome the critical cost and competitive issues now facing mobile operators around the globe,” said Robert H. Turner, newly appointed Executive Chairman of the Board of Elephant Talk Communications Corp. “Thanks to the work done by the Board and the senior team at Elephant Talk, the Company is now well positioned to deliver on the promise of its proprietary technology and it is my goal to ensure that the business capitalizes on this opportunity to supply its best-in-class products and customer support, and do so efficiently and profitably.”

Elephant Talk Communications Corp.

100 Park Avenue, New York City, NY 10017

212-984-1096

“We would also like to thank Steven van der Velden for his many years of hard work and dedication to Elephant Talk. We look forward to Steven remaining a very large shareholder of the Company and wish him much success in all his future endeavors,” continued Mr. Carl Stevens, on behalf of the Board of Directors.

Recently, Mr. Turner served as Chairman of Pandora Networks, Inc. (now named Panterra Networks), CEO at Pac West Telecomm, Inc. and for the past 28 years, founder at Turner Telecom Holdings Group, LLC, an executive management and board services consultancy and advisory firm focused on serving leading-edge telecom, software and technology companies from start-ups to turnaround, worldwide. Mr. Turner is a featured contributor to key publications in the wireless, networking and technology industries and is also a guest lecturer at The Darla Moore School of Business at The University of South Carolina.

Mr. Payne has been President of Elephant Talk North America since April 2014. Tim has over 20 years of domestic US telecom experience driving sales and distribution programs at top telecommunication companies including serving as Senior National Sales Leader at Verizon Telematics, National Sales Manager at Networkfleet, General Manager at Clearwire and District Manager at Sprint Nextel.

About Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (NYSE MKT: ETAK) is a global provider of mobile proprietary Software Defined Network Architecture (ET Software DNA® 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, reliable industry expertise and high quality customer service without the need for substantial upfront investment. Elephant Talk counts several of the world’s leading MNOs and technology companies amongst its customers and partners, including Vodafone, T-Mobile, Zain, HP and Affirmed Networks. Visit: www.elephanttalk.com.

About ValidSoft UK Ltd.:

ValidSoft, a subsidiary of Elephant Talk Communications Corp., secures transactions using personal authentication and device assurance. We enable our customers to enhance their security while improving their user experience, utilising our multi-factor authentication platform, Voice Biometric engine and Device Trust technology, all of which may be used as ‘stand-alone’ or integrated into multi-vendor solutions. ValidSoft serves multiple clients across the financial services, government and enterprise sectors and is the only company to have been granted four European Privacy Seals, reflecting its commitment to strong data privacy. Visit: www.validsoft.com.

Forward-Looking Statements:

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk's plans and objectives, projections, expectations and intentions (including, without limitation, Elephant Talk’s plans regard its ValidSoft subsidiary). These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk's filings with the Securities and Exchange Commission, copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Contact:

Alan Sheinwald or Valter Pinto

Capital Markets Group, LLC

(914) 669-0222

valter@capmarketsgroup.com

www.CapMarketsGroup.com

Public Relations:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net

Elephant Talk Communications Corp.

100 Park Avenue, New York City, NY 10017

212-984-1096